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                                                                    EXHIBIT 32.1

                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                                  AS ADOPTED BY
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report on Form 10-Q for the period ended June 30, 2004 of Universal American Financial Corp. (the "Company"), filed with the Securities and Exchange Commission on the date hereof (the "Report"), the undersigned, the Chief Executive Officer of the Company, hereby certifies, pursuant to 18 U.S.C. Section 1350, as adopted by Section 906 of the Sarbanes-Oxley Act of 2002, that to his knowledge:

       (1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

       (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date:  August 9, 2004

                                                      /s/ Richard A. Barasch
                                                      ------------------------
                                                      Richard A. Barasch
                                                      Chief Executive Officer

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